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                        EXHIBIT 23.2




                          CONSENT OF
                       BROWN & WOOD LLP

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                                                                    Exhibit 23.2

                          CONSENT OF BROWN & WOOD LLP

    Brown & Wood LLP hereby consents to the reference of our name under the heading "Legal Matters" in this Prospectus constituting a part of this Registration Statement on Form S-11.

                                          /s/ BROWN & WOOD LLP

Washington, D.C.
September 22, 1998